Exhibit 10.2

This REGISTRATION RIGHTS AGREEMENT is made and entered into as of September 29, 2003, by and between GENOME THERAPEUTICS CORP., a Massachusetts corporation (the “Company”), and the persons listed on Schedule 1 attached hereto (the “Securityholders”).

The Securityholders have entered into Subscription Agreements with the Company, dated as of the date hereof (the “Subscription Agreements”), in respect of the issuance and sale to the Securityholders of shares of Common Stock and Warrants (as defined below). The Company and the Securityholders deem it to be in their respective best interests to set forth the rights of the Securityholders in connection with public offerings and sales of the Registrable Securities (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Securityholders, intending legally to be bound, hereby agree as follows.

Section 1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any person mans any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York or Boston are authorized by law, regulation or executive order to close.

“Common Stock” shall mean the common stock, par value $0.10 per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Closing Date” shall have the meaning set forth in the Subscription Agreements among the Securityholders and the Company of even date herewith.

“Holder” shall mean a Securityholder or any transferee of all or a portion of the Registrable Securities owned by a Securityholder or Holder. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

“Material Development Condition” shall have the meaning set forth in Section 6(a) hereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof of any other entity.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (i) Common Stock issued pursuant to the Subscription Agreements and the Common Stock issuable upon exercise of the Warrants and (ii) any other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of such Common Stock.

“Registration Expenses” shall have the definition set forth in Section 7 hereof.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Restricted Securities” shall have the meaning set forth in Section 2 hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Shelf Registration” shall mean the registration of Registrable Securities for sale on a continuous or delayed basis pursuant to Rule 415.

“Shelf Registration Statement” shall mean a Registration Statement on Form S-3 filed in connection with a Shelf Registration.

“Warrants” shall mean the warrants to purchase shares of Common Stock issued to the Securityholders under the Subscription Agreements.

Section 2.    Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Registrable Security. As used herein, a “Restricted Security” is a Registrable Security which as not been effectively registered under the

Securities Act and distributed in accordance with an effective Registration Statement and which has not been distributed by a Holder pursuant to Rule 144.

Section 3.    Shelf Registration.

(a)    Filing. The company shall prepare and file a Shelf Registration Statement with the SEC not later than twenty (20) Business Days following the Closing Date. The Shelf Registration Statement shall cover the offer and sale of the Registrable Securities by the Holders thereof in accordance with the methods of distribution elected by such Holders.

(b)    Effectiveness of Shelf Registration Statement. The Company agrees to use its reasonable best efforts to cause the Shelf Registration Statement filed pursuant to this Section 3 to become effective as promptly as practicable and thereafter to keep such Shelf Registration Statement effective continuously until the earlier of the date as of which (i) all of the Registrable Securities have been sold pursuant to the Shelf Registration Statement or (ii) the Holders are permitted to sell all of the Registrable Securities under Rule 144(k) under the Securities Act (or any similar provision then in force permitting the sale of restricted securities without limitation on the amount of securities sold or the manner of sale). The Company shall notify the Holders by facsimile notice on the same Business Day that the Shelf Registration Statement is declared effective by the SEC.

(c)    Failure to be Declared Effective. If the Shelf Registration Statement to be filed pursuant to Section 3(a) is not declared effective by December 28, 2003, the Company shall pay to each Holder holding Registrable Securities, as liquidated damages in compensation for their added risk and not as a penalty, an amount equal to .05% of the amount such Holder paid to acquire the Registrable Securities from the Company for each Business Day in the period beginning on December 28, 2003 and ending on the date the Shelf Registration Statement is declared effective.

Section 4.    Piggyback Registration. If at any time prior to the date on which the Shelf Registration Statement is declared effective the Company proposes to file a registration statement (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose) with respect to any class of equity securities, whether for its own account or for the account of a holder of securities of the Company, then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least fifteen (15) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 4 shall so advise the Company in writing within ten (10) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall use its reasonable best efforts to include in such Registration Statement all Registrable Securities so requested to be included therein. Notwithstanding the foregoing, if the managing underwriters of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Holders of Registrable Securities, the Company and any other holder of the Company’s securities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the accounts of Holders of Registrable Securities shall be reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other persons requesting registration of securities pursuant to “piggyback” registration rights, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any stockholder exercising its demand registration rights in such registration are so reduced. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to in this Section 4 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Holder or Holders of the Registrable Securities.

Section 5.    Registration Procedures.

(a)    General. In connection with the Company’s registration obligations pursuant to Section 3 hereof, the Company will:

(i)    prepare and file with the SEC a Shelf Registration Statement and such amendments and post-effective amendments to the Shelf Registration Statement as may be (A) reasonably requested by any Securityholder (to the extent such request relates to information relating to such holder) or (B) necessary to keep such Shelf Registration Statement effective and in compliance with the Securities Act for the time periods set forth in Section 3(b);

(ii)    as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request;

(iii)    notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement on the date of receipt of any such stop order or other suspension;

(iv)    if reasonably requested by a Holder of Registrable Securities being sold, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Holders of the Registrable Securities being sold determine should be included therein relating to the sale of the Registrable Securities; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

(v)    deliver to each selling Holder of Registrable Securities as many copies as may reasonably be requested of the then effective Registration Statement and any post-effective amendments thereto, including all documents incorporated therein by reference;

(vi)    deliver to each selling Holder of Registrable Securities, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

(vii)    register or qualify, and cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vii), (2) subject itself to general taxation in any such jurisdiction or (3) file a general consent to service of process in any such jurisdiction;

(viii)    cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(ix)    cause all outstanding Registrable Securities covered by the Registration Statement to be listed, not later than the date that the Registration Statement is declared effective by the SEC, on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed;

(x)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

(xi)    cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

(xii)    subject to the proviso in paragraph (vii) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities).

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request and as is required to be included in the Shelf Registration Statement by the applicable rules and regulations of the SEC.

(b)    Suspension of Sales. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(ii) or 5(a)(iii) such Holder will immediately discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (1) such Holder is advised in writing by the Company that the Prospectus covering the offer of Registrable Securities has been amended or supplemented as contemplated by Section 5(a)(i)(B) and such Holder receives copies of such supplemented or amended Prospectus, or (2) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)    Rule 144 Covenants. With a view to making available to the Holders the benefit of Rule 144, the Company agrees to (i) comply with the provisions of paragraph (c)(1) of Rule 144, and (ii) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

Section 6.    Blackout Periods.

(a)    Material Development Condition. With respect to any Registration Statement filed or to be filed pursuant to Section 3, if the Company determines that, in its good faith judgment, it would (because of the existence of, or in anticipation of, any acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or development involving the Company or any subsidiary, or the unavailability for reasons substantially beyond the Company’s control of any required financial statements, or any event or condition of similar significance to the Company or any subsidiary) be disadvantageous (a “Material Development Condition”) to the Company for such a Registration Statement to be maintained effective for sales of Registrable Securities, the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice (a “Delay Notice”) to such effect to any Holder of Registrable Securities, to cause the effectiveness of such Registration Statement to be suspended, until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall deliver on a same day basis to any Holder of Registrable Securities with respect to which any such Registration Statement has been filed).

(b)    Limitations on Blackout Periods. Other than pursuant to the provisions of Section 6(c), the Company shall not be entitled to cause sales of Registrable Securities to cease or cause the effectiveness of any Registration Statement to be suspended pursuant to Section 6(a) for longer than either (i) one period of forty-five (45) consecutive days in any 365 day period; or (ii) two (2) periods of twenty-five (25) consecutive days in any 365 day period.

(c)    Blackout Period Defaults. If a Holder is unable to sell Registrable Securities due to delivery of a notice from the Company pursuant to Section 6(a) under the Shelf Registration Statement for more than either (i) one period of forty-five (45) consecutive days in any 365 day period; or (ii) two (2) periods of twenty-five (25) consecutive days in any 365 day period., then the Company shall pay to each such Holder for each such excess Business Day, as liquidated damages and not as a penalty, an amount equal to .05% of the amount such Holder (or the Securityholder from whom the Holder acquired such Registrable Securities) paid to acquire all of its Registrable Securities from the Company.

Section 7.    Registration Expenses. All expenses, other than underwriting discounts and commissions arising from sales of Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 5, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees, not to exceed $5,000.00, of one firm of counsel to the holders of a majority in interest of the Registrable Securities, shall be borne by the Company (collectively, the “Registration Expenses”).

Section 8.    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, its officers, directors, trustees and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses as and when incurred) arising out of or resulting from any untrue statement or alleged untrue statement of a material fact in, or any omission or alleged omission of a material fact required to be stated in, any Registration Statement or

Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

(b)    Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder agrees severally and not jointly to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses as and when incurred) arising out of or resulting from any untrue statement of material fact in, or any omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion therein.

(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any such claim with respect to which it seeks indemnification, but the failure to so notify shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced and forfeits substantive rights and defenses by reason of such failure, and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice, reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) in the good faith judgment of any such Person, based upon reasonable written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party (or other Persons being represented by such counsel) with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). The indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). An indemnified party will be required to consent to entry of any judgment or enter in any settlement which includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all the parties indemnified hereunder by such indemnifying party with respect to such claim.

(d)    Contribution. To the extent for any reason the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 8(a) and Section 8(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission . The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The obligations of the Holders in this Section 8(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered by them and not joint. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

(e)    Limitation of Liability. Notwithstanding paragraph (b) above, in no event shall the liability of a Holder of Registrable Securities, pursuant to paragraph (b) above, be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities sold under the Registration Statement in transactions giving rise to such indemnification obligation. Notwithstanding paragraph (d) above, in no event shall the contribution obligation of a Holder of Registrable Securities, pursuant to paragraph (d) above, be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(f)    Survival. The terms of this Section 8 shall survive the termination of this Agreement.

Section 9.    Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 9, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the Registrable Securities (on a Common Stock equivalent basis) then outstanding.

Section 10.    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or reputable overnight delivery service such as Federal Express:

(a)    If to a Holder of Registrable Securities, at the most current address or fax number given by such Holder to the Company, in accordance with the provisions of this Section 10, which address initially is, with respect to such Holder, listed on Schedule 1 attached hereto.

(b)    If to the Company, initially at 100 Beaver Street, Waltham, Massachusetts 02453, Attention: Chief Financial Officer or (781) 893-8277 and thereafter at such other address or fax number as may be designated from time to time by notice given in accordance with the provisions of this Section 10, with a copy (which shall not constitute notice) to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Patrick O’Brien, Esq.

(c)    All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery service, on the Business Day after the date when sent (iii) in the case of mailing, on the third Business Day following such mailing, and (iv) in the case of facsimile, upon receipt of a confirmation of complete transmittal, provided that any facsimile sent after 5:00 p.m. shall be treated as being sent on the next following Business Day.

Section 11.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment to subsequent Holders of the Registrable Securities who cannot freely transfer their shares in the absence of registration under the Securities Act.

Section 12.    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be delivered in facsimile.

Section 13.    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 14.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the principles of the conflict of laws thereof.

Section 15.    Jurisdiction; Forum. Each party hereto consents and submits to the jurisdiction of any state court sitting in Suffolk County or federal court sitting in Boston in the District of Massachusetts in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that the personal service of process may be effected by any of the means specified in Section 10, addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

Section 16.    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is being held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 17.    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENOME THERAPEUTICS CORP.

By:
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THE SECURITYHOLDERS:

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